Exhibit 10(d)


            SECOND AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT

         This Second Amendment to Debtor-In-Possession Credit Agreement (the "Second Amendment") is made as of this 24th day of October, 2000 by and among

         FLEET RETAIL FINANCE INC., as Administrative Agent and Collateral Agent for the Lenders, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

         the LENDERS, and

         HEILIG-MEYERS COMPANY, debtor and debtor-in-possession, a Virginia corporation, having its principal place of business at 12560 West Creek Parkway, Richmond, Virginia 23238 ("Heilig-Meyers"); and

         HEILIG-MEYERS FURNITURE COMPANY, debtor and debtor-in-possession, a North Carolina corporation, having its principal place of business at 12560 West Creek Parkway, Richmond, Virginia 23238 ("Furniture"); and

         HEILIG-MEYERS FURNITURE WEST, INC., debtor and debtor-in-possession, an Arizona corporation, having its principal place of business at 12560 West Creek Parkway, Richmond, Virginia 23238 ("West"); and

         HMY ROOMSTORE, INC., debtor and debtor-in-possession, a Virginia corporation, having its principal place of business at 12560 West Creek Parkway, Richmond, Virginia 23238 ("RoomStore"); and

         HMY  STAR,   INC.,   debtor   and   debtor-in-possession,   a  Virginia
         corporation, having its principal place of business at 12560 West Creek Parkway, Richmond, Virginia 23238 ("Star"); and

         MACSAVER FINANCIAL SERVICES, INC., debtor and debtor-in-possession, a Delaware corporation, having its principal place of business at 12560 West Creek Parkway, Richmond, Virginia 23238 ("Financial"); and

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:


         WHEREAS, on August 16, 2000, Heilig-Meyers, Furniture, West, RoomStore, Star, and Financial, the Fleet Retail Finance Inc., as Administrative Agent and Collateral Agent, Back Bay Capital Funding, LLC as Tranche B Administrative Agent, CitiCorp USA, Inc., as Syndication Agent, Fleet National Bank, as Issuing Bank, FleetBoston Robertson Stephens, Inc., as Arranger, and the Lenders entered into that certain Debtor-In-Possession Credit Agreement (as amended and in effect, the "Credit Agreement"); and

         WHEREAS, the Loan Parties and the Lenders desire to modify certain of the provisions of the Credit Agreement as set forth herein.

         NOW, THEREFORE, it is hereby agreed as follows:

     1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

     2. Amendments to Article I. The provisions of Article I of the Credit Agreement are hereby amended as follows:

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     (a)  The  definition of  "Applicable  Margin" is hereby amended by deleting the first sentence after the chart included in such definition and substituting the following in its stead:

          The Applicable Margin shall be adjusted quarterly as of the first day of each fiscal quarter, commencing with the fiscal quarter beginning December 1, 2001, based upon the average Excess Availability for the immediately preceding fiscal quarter.

     (b) The definition of "Permitted Overadvance" is hereby amended by adding the following immediately after the second proviso thereto:

          ; and further provided that in no event shall the Administrative Agent make an Overadvance, if after giving effect thereto, the principal amount of the Tranche A Credit Extensions would exceed the Tranche A Commitments.

     3. Amendment to Article V. The provisions of Article V of the Credit Agreement are hereby amended as follows:

     (a) By deleting the provisions of Section 5.01(c) of the Credit Agreement and substituting the following in its stead:

          within 30 days after the end of each fiscal month of Heilig-Meyers (i) commencing with the fiscal month ending December 31, 2000, its consolidated monthly operating results as of the end of and for such fiscal month, with a comparison to the business plan, a summary of all Capital Expenditures made during the subject month, and, (ii) without duplication, a monthly operating report consistent with, and containing the information set forth in, the report filed by the Loan Parties with the Bankruptcy Court in the Proceedings;

     (b) By deleting the provisions of Section 5.01(g) of the Credit Agreement and substituting the following in its stead:

          no later than November 17, 2000, a preliminary business plan for the succeeding fiscal year, and on or before November 30, 2000, a final business plan for such fiscal year which shall be reasonably satisfactory in form and substance to the Agents.

     (c) By deleting the provisions of Section 5.01(i) of the Credit Agreement and substituting the following in its stead:

          (i) on Thursday (x) of each week (or such more frequent periods as the Administrative Agent may require, in its discretion, at any time that Excess Availability is less than $25,000,000), a certificate in the form of Exhibit E (a "Borrowing Base Certificate") showing the Borrowing Base as of the close of business on the last day of the immediately preceding week, each such Certificate to be certified as complete and correct on behalf of the Loan Parties by a Financial Officer of the Loan Parties; and (y) of each week, a statement of actual cash flows for the immediately preceding week with a comparison to the cash flows as set forth in the projections delivered pursuant to Section 5.01(f) hereof;

     4. Amendment to Article IX. The provisions of Section 9.02 (c)(iv) are hereby amended by deleting the reference to Section 6.05(e) appearing therein.

     5. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Credit Agreement and of the other Loan Documents remain in full force and effect. The Loan Parties each hereby ratify, confirm, and reaffirm all of the representations and warranties contained therein.

     6. Miscellaneous.

     (a) This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

     (b) This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

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     (c)  Any  determination  that any provision of this Second Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Second Amendment.

     (d) The Loan Parties shall pay on demand all costs and expenses of the Agents and the Lenders, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Second Amendment.

     (e) The Loan Parties warrant and represent that the Loan Parties have consulted with independent legal counsel of their selection in connection with this Second Amendment and is not relying on any representations or warranties of the Agent or the Lenders or their counsel in entering into this Second Amendment.


         IN WITNESS WHEREOF, the parties have hereunto caused this Second Amendment to be executed and their seals to be hereto affixed as of the date first above written.

                                          HEILIG-MEYERS COMPANY

                                          By:/s/Paige H. Wilson
                                             --------------------------------
                                          Name: Paige H. Wilson
                                          Title: Senior Vice President


                                          SUBSIDIARY LOAN PARTIES

                                          HEILIG-MEYERS FURNITURE COMPANY

                                          By:/s/Paige H. Wilson
                                             --------------------------------
                                          Name: Paige H. Wilson
                                          Title: Senior Vice President


                                          HEILIG-MEYERS FURNITURE WEST, INC.

                                          By:/s/Paige H. Wilson
                                             --------------------------------
                                          Name: Paige H. Wilson
                                          Title: Senior Vice President


                                          HMY ROOMSTORE, INC.

                                          By:/s/Paige H. Wilson
                                             --------------------------------
                                          Name: Paige H. Wilson
                                          Title: Senior Vice President


                                          HMY STAR, INC.

                                          By:/s/Paige H. Wilson
                                             --------------------------------
                                          Name: Paige H. Wilson
                                          Title: Senior Vice President


                                          MACSAVER FINANCIAL SERVICES, INC.

                                          By:/s/Paige H. Wilson
                                             --------------------------------
                                          Name: Paige H. Wilson
                                          Title: President

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                                          FLEET RETAIL FINANCE INC.,
                                          as Administrative Agent, as Collateral
                                          Agent, and as Lender

                                          By:/s/Sally A. Sheehan
                                             --------------------------------
                                          Name: Sally A. Sheehan
                                          Title: Director


                                          BACK BAY CAPITAL FUNDING, LLC,
                                          as Lender

                                          By:/s/Kristan M. O'Connor
                                             --------------------------------
                                          Name: Kristan M. O'Connor
                                          Title: Vice President


                                          CITICORP USA, INC., as Lender

                                          By:/s/David Jaffe
                                             --------------------------------
                                          Name: David Jaffe
                                          Title: Vice President


                                          GMAC BUSINESS CREDIT LID
                                          as Lender

                                          By:/s/John Buff
                                             --------------------------------
                                          Name: John Buff
                                          Title: Director


                                          HELLER FINANCIAL, INC.
                                          as Lender

                                          By:/s/Richard J. Holston
                                             --------------------------------
                                          Name: Richard J. Holston
                                          Title: Assistant Vice President


                                          NATIONAL CITY COMMERCIAL
                                          FINANCE, INC., as Lender

                                          By:/s/Elizabeth M. Lynch
                                             --------------------------------
                                          Name: Elizabeth M. Lynch
                                          Title: Senior Vice President


                                          THE CIT GROUP/BUSINESS CREDIT,
                                          INC., as Lender

                                          By:/s/Peter L. Skavla
                                             --------------------------------
                                          Name: Peter L. Skavla
                                          Title: Vice President


                                          FOOTHILL CAPITAL CORPORATION.,
                                          as Lender

                                          By:/s/Eileen Quinn
                                             --------------------------------
                                          Name: Eileen Quinn
                                          Title: Assistant Vice President

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